                               EXHIBIT 23 (c)(i)

                          CONSENT OF ERNST & YOUNG LLP

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in this Registration Statement (Form S-4) and related Prospectus of Hibernia Corporation for the registration of 2,250,000 shares of its common stock to be issued pursuant to its proposed merger with American Bank and to the incorporation by reference therein of our reports (i) dated January 11, 1994, with respect to the consolidated financial statements of Hibernia Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1993 and (ii) dated January 11, 1994, except for the pooling of interests with the Other Pooled Companies described in Note 16, as to which the date is August 1, 1994, with respect to the consolidated financial statements of Hibernia Corporation for the year ended December 31, 1993, included in its Current Report on Form 8-K dated October 11, 1994, restated to give effect to four mergers consummated during the third quarter of 1994 and accounted for as poolings of interests, both filed with the Securities and Exchange Commission.


                                      /s/ ERNST & YOUNG LLP
                                      ---------------------
                                      Ernst & Young LLP

New Orleans, Louisiana
December 21, 1994

                               EXHIBIT 23(c)(ii)
                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated April 15, 1994, with respect to the balance sheets of American Bank as of December 31, 1993 and 1992, and the related statements of income, shareholders' equity and cash flows for each of the years then ended and to all references to our Firm included in or made a part of this registration statement.


/s/ Arthur Andersen LLP
    -------------------
    ARTHUR ANDERSEN LLP

New Orleans, Louisiana
December 21, 1994

                               EXHIBIT 23(c)(iii)
                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Form S-4 and related prospectus filed by Hibernia Corporation (Hibernia) under the Securities Exchange Act of 1933 of our report dated February 14, 1994, with respect to the consolidated statements of condition of First Continental Bancshares, Inc. and subsidiary as of December 31, 1993 and 1992, and the related consolidated statements of income (loss), cash flows and shareholders equity for each of the three years ended December 31, 1993 included in Hibernia's Form 8-K dated October 11, 1994.


/s/ Arthur Andersen LLP
    -------------------
    ARTHUR ANDERSEN LLP


New Orleans, Lousiana
December 21, 1994

                               Exhibit 23(c)(iv)

                          CONSENT OF KPMG PEAT MARWICK

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report related to the consolidated financial statements of First Bancorp of Louisiana, Inc. as of December 31, 1993 and 1992, and for each of the years in the three-year period ended December 31, 1993, incorporated by reference in the registration statement filed by Hibernia Corporation on or about December 22, 1994, and to the reference to our firm under the heading "Experts" in the propsectus. Our report referes to a change in 1993 in the method of accounting for income taxes.

/s/ KPMG Peat Markwick LLP
    ----------------------
    KPMG PEAT MARWICK LLP



Shreveport, Louisiana
December 21, 1994

                                Exhibit 23(c)(v)

                      CONSENT OF CASTAING, HUSSEY & LOLAN

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the registration statement (Form S-4) and related prospectus of Hibernia Corporation for the registration of its common stock to be issued pursuant to its proposed merger with American Bank and to incorporation by reference therein of our report dated January 25, 1994, relating to the consolidated balance sheets of Commercial Bancshares, INc. as of December 31, 1993 and 1992, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three year-period ended December 31, 1993, which report appears in the Hibernia Corporation Current Report on Form 8-K dated October 11, 1994.

/s/ Castaing, Hussey & Lolan
- --------------------------
CASTAING, HUSSEY & LOLAN

New Iberia, Louisiana
December 21, 1994

                                                               Exhibit 23(c)(vi)


                        [Logo of Hibernia appears here]

                                  Montgomery

December 21, 1994


American Bank
22 Apple Street
Norco, LA 70079

Gentlemen:


  This letter will constitute our consent to include our opinion dated September 19, 1994 regarding the sale of American Bank (the "Company") to Hibernia Corporation, in the Company's proxy statement (the "Proxy Statement") and the summary of our opinion in such Proxy Statement. In giving the foregoing consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of the 1933, as amended (the "Securities Act"), or the rules and regulations of the Securities and Exchange Commission promulgated thereunder, nor do we admit that we are experts with respect to any part of such Proxy Statement within the meaning of the term "experts" as used in the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.



                                          Very truly yours,
                                          MONTGOMERY SECURITIES




                                          By:     Joe Schell
                                              ____________________
                                              Managing Director





                     [Letterhead of Hibernia appears here]